Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Steven Lo, the Chief Executive Officer of Zosano Pharma Corporation (the “Company”), and Christine Matthews, the Chief Financial Officer of the Company, hereby certify that, to their knowledge:
1.    The Quarterly Report on Form 10-Q for the period ended March 31, 2020 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2020	By:	/s/ Steven Lo
Steven Lo
Chief Executive Officer
(Principal Executive Officer)

Date: May 14, 2020	By:	/s/ Christine Matthews
Christine Matthews
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)